UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 30, 2016

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into Material Definitive Agreements.

Amendment to Credit Facility

On September 30, 2016, Dawson Geophysical Company (the “Company”) entered into an amendment (the “Amendment”) to the Amended and Restated Loan and Security Agreement (as amended, the “Amended Loan Agreement”) for the purpose of amending the Company’s line of credit with its lender, Sovereign Bank, a Texas state bank.  The Amended Loan Agreement provides for a revolving credit facility (the “Revolving Credit Facility”) in an amount up to the lesser of (i) $20,000,000 or (ii) a sum equal to (a) 80% of the Company’s eligible accounts receivable (less the outstanding principal balance of term loans and letters of credit under the Amended Loan Agreement) and (b) the lesser of (i) 50% of the value of certain of the Company’s core equipment or (ii) $12,500,000. As collateral for indebtedness under the Revolving Credit Facility, the Company has granted Sovereign Bank a security interest covering all of the Company’s accounts receivable.  The Company also re-pledged to and re-granted a security interest in certain of the Company’s core equipment in connection with the Amendment. As of this date, the Company has not borrowed any amounts under the Revolving Credit Facility.  The Revolving Credit Facility matures on June 30, 2017.

The Amended Loan Agreement continues to also provide for a term loan feature and also allows for the issuance of letters of credit and other promissory notes, and certain indebtedness of the Company pursuant to such features is secured by a security interest in certain of the Company’s core equipment.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 2.03.                                        Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit No.	Description

10.1	Eleventh Amendment to Amended and Restated Loan and Security Agreement, by and between Dawson Geophysical Company and Sovereign Bank, dated September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: October 6, 2016	By:	/s/ James K. Brata
James K. Brata
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Eleventh Amendment to Amended and Restated Loan and Security Agreement, by and between Dawson Geophysical Company and Sovereign Bank, dated September 30, 2016.